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                                                                   EXHIBIT 10.43

                             STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (the "Agreement") is made as of this 30th day of August, 2000, by and among IPG Photonics Corporation, a Delaware corporation (the "Company"), the stockholders of the Company identified as such on the signature pages hereto (the "Founders"), IPG Fibre Devices Ltd., a U.K. corporation ("Fibre Devices"), the persons identified on the signature pages hereto as the Investors and any assignees or transferees thereof (each, an "Investor" and collectively, the "Investors"), and any other stockholder or option holder who from time to time becomes party to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto as Exhibit A (the "Other Stockholders"). The Founders, Fibre Devices and the Other Stockholders are herein referred to collectively as the "Stockholders," and individually as a "Stockholder."

     WHEREAS, reference is made to the Stock Purchase Agreement, dated as of August 25, 2000, by and between the Company and the Investors (the "Purchase Agreement"), pursuant to which the Investors have agreed to purchase from the Company shares of Series B Convertible Participating Preferred Stock, par value $.0001 per share, of the Company (the "Convertible Preferred Stock") which shares are convertible into shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock") and warrants to purchase Common Stock as described in the Purchase Agreement ("Warrants");

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Purchase Agreement; and

     WHEREAS, the parties hereto desire to agree upon the terms on which the securities of the Company, now or hereafter outstanding, and held by them will be held, transferred and voted.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

     Section 1.1 Construction of Terms. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

     Section 1.2 Terms Not Defined. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

     Section 1.3 Number of Shares of Stock. Whenever any provision of this Agreement calls for any calculation based on a number of shares of capital stock held by a Stockholder or an Investor, the number of shares deemed to be held by that Stockholder or Investor shall be the total number of shares of Common Stock then owned by the Stockholder or Investor, plus the total number of shares of Common Stock issuable upon the conversion of any Convertible Preferred Stock or other convertible securities or the exercise of any vested options, warrants or subscription rights then owned by such Stockholder or Investor (but not including the Warrants).

     Section 1.4 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

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     An "Affiliate" of any Person (as defined herein) means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

     "Board of Directors" means the Board of Directors of the Company.

     "Common Stock" means the Common Stock, par value $.0001 per share, and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization), including, without limitation, the Shares.

     "Company" shall refer to the Company and any successor or successors thereto.

     "Majority Interest" means the Investors holding not less than a majority interest in the outstanding Shares (as hereinafter defined) held by all of the Investors.

     "Person" means an individual, a corporation, an association, a joint venture, a partnership, a limited liability company, an estate, a trust, an unincorporated organization and any other entity or organization, governmental or otherwise.

     "Preferred Stock" means the Convertible Preferred Stock, together with any shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

     "Qualified Public Offering" has the meaning set forth in the Company's Amended and Restated Certificate of Incorporation in effect as of the date hereof.

     "Sale Event" means a transaction of the type specified in Article IV, Section B.3.1 or .3 of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof.

     "Series B Director Designee" has the meaning set forth in the Company's Amended and Restated Certificate of Incorporation in effect as of the date hereof.

     "Shares" means (i) with respect to the Investors or any Investor Permitted Transferee (as defined in Section 2.1 below), the shares of Common Stock subject to acquisition upon the conversion of the Preferred Stock at the relevant time (such number being subject to possible adjustment in accordance with the terms of the Company's Amended and Restated Certificate of Incorporation), together with the shares of Common Stock held by the Investors or any Investor Permitted Transferees thereof at the relevant time if conversion of any of the Convertible Preferred Stock has then occurred, (ii) with respect to the Stockholders or any Stockholder Permitted Transferee (as defined in Section 2.1 below) thereof, all shares of Common Stock then held by the Stockholders and any Stockholder Permitted Transferees thereof, and (iii) any other equity securities now or hereafter issued by the Company, together with any options thereon and any other shares of stock issued or issuable with


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respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

     "Transfer" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

     "Transaction Documents" means collectively, this Agreement, the Purchase Agreement and the Registration Rights Agreement dated as of August 30, 2000 by and among the Company and the persons designated as Investors on the signature pages thereto.

ARTICLE II RESTRICTIONS ON TRANSFER; RIGHT OF LAST REFUSAL; CO-SALE PROVISIONS

     The following provisions of this Article II shall terminate immediately upon and shall not apply with respect to, the closing of a Qualified Public Offering or Sale Event.

     Section 2.1 Restrictions on Transfer.

          (a) Each Stockholder agrees that such Stockholder will not, without the prior written consent of a Majority Interest of the Investors, Transfer all or any portion of the Shares now owned or hereafter acquired by such Stockholder, except in connection with, and strictly in compliance with the conditions of, any of the following:

               (i) Transfers effected pursuant to Section 2.2 or Section 2.3, in each case made in accordance with the procedures set forth therein;

               (ii) Transfers by any Stockholder to (A) such Stockholder's spouse, children or siblings, (B) a partnership or other corporate entity of which the Stockholder has the right to the exercise more than fifty percent (50%) of the voting interests in such entity or the right to more than fifty percent (50%) of the assets and/or funds available for distribution in a liquidation of such entity or (C) a trust of which such Stockholder is the settlor and a trustee for the benefit of such Stockholder's spouse, children or siblings, provided that any such trust or entity does not require or permit distribution of such Shares during the term of this Agreement, and provided, further that the Transferee shall have entered into a Joinder Agreement in the form attached hereto as Exhibit A providing that all Shares so Transferred shall continue to be subject to all provisions of this Agreement as if such Shares were still held by such Stockholder, except that no further Transfer shall thereafter be permitted hereunder except in compliance with Section 2.2 or
Section 2.3;

               (iii) Transfers upon the death of any Stockholder to such Stockholder's heirs, executors or administrators or to a trust under such Stockholder's will, or Transfers between such Stockholder and such Stockholder's guardian or conservator, provided that the Transferee shall have entered into a Joinder Agreement in the form attached hereto as Exhibit A providing that all Shares so Transferred shall continue to be subject to all provisions of this Agreement as if such Shares were still held by such Stockholder, except that no further Transfer shall thereafter be permitted hereunder except in compliance with Section 2.2 and Section 2.3; and

               (iv) Transfers of Shares of Common Stock by the Founders and/or Fibre Devices that on an annual basis do not exceed five percent (5%)


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of the aggregate outstanding shares of Common Stock held by such parties
(adjusted appropriately for stock splits, stock dividends, recapitalizations and the like) as of the date hereof, provided that the Transferee shall have entered into a Joinder Agreement in the form attached hereto as Exhibit A; provided, further that such transfers in the aggregate do not exceed an aggregate of fifteen percent (15%) of the outstanding shares of Common Stock held by such parties (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like) as of the date hereof.

     Any permitted Transferee described in the preceding clauses (ii), (iii) and
(iv) shall be referred to herein as a "Stockholder Permitted Transferee."

     Notwithstanding anything to the contrary in this Agreement or any failure by a Stockholder Permitted Transferee to execute a Joinder Agreement, a Stockholder Permitted Transferee shall take any Shares so Transferred subject to all provisions of this Agreement as if such Shares were still held by the Stockholder making such Transfer, whether or not they so agree in writing.

          (b) Each Investor agrees that such Investor will not, without the prior written consent of the Company, Transfer any portion of the Shares or Warrants (or any shares acquired upon exercise of Warrants) now owned or hereafter acquired by such Investor on or prior to August 30, 2002, except in connection with, and strictly in compliance with the following Transfers by such
Investor:

               (i) Transfers effected pursuant to Section 2.3 or Section 2.4, in each case made in accordance with the procedures set forth therein;

               (ii) Transfers effected pursuant to any event described in Section B.3 of the Company's Amended and Restated Certificate of Incorporation;

               (iii) Transfers to and among its Affiliates;

               (iv) Transfers to any current or retired partner, member or employee of such Investor or a general partner or managing member of such Investor;

               (v) Transfers to a liquidating trust established for the benefit of any current or retired partners or members of such Investor; or

               (vi) Transfers to any investment fund or other entity controlled or managed by an Affiliate of such Investor;

provided that, in each case, the Transferee shall have executed a Joinder Agreement in the form of Exhibit B attached hereto; provided, further, each Investor agrees that it will not, without the prior written consent of the Company, Transfer any Shares or Warrants now owned or hereafter acquired to any customer, competitor or supplier of the Company.

     Any permitted Transferee described in the preceding clauses (iii), (iv),
(v) and (vi) shall be referred to herein as an "Investor Permitted Transferee" and shall be entitled to assignment of the transferor's rights under the Transaction Documents. Notwithstanding anything to the contrary in this Agreement or any failure by an Investor Permitted Transferee to execute a Joinder Agreement, an Investor Permitted Transferee shall take any Shares or Warrants so Transferred subject to all provisions of this Agreement as if the relevant securities were still held by the Investor making such Transfer, whether or not they so agree in writing


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          (c) After August 30, 2002, in addition to the rights of Transfer under
Section 2.2(b) of this Agreement, any Investor may Transfer any Shares or Warrants (or shares acquired upon exercise thereof) that it holds at the time of such Transfer to any Person; provided, however, that none of such Investor's rights under any of the Transaction Documents with respect to any such Transfers may be transferred to such Transferee unless such Investor, when aggregated with transfers by any of its Affiliates that are also Investors, transfers more than 100,000 Shares (as adjusted for stock splits, stock dividends and the like) to such Person ;provided further, that any such Transfer of Shares and related assignment of rights under the Transaction Documents shall involve not less than 100,000 Shares (as adjusted for stock splits, stock dividends and the like).

     Section 2.2 Right of Last Refusal. In the event that any of the Stockholders, including any of their Stockholder Permitted Transferees, receives a bona fide offer to purchase all or any portion of the shares held by such Stockholder or Stockholder Preferred Transferee (a "Transaction Offer") from any other Person (the "Buyer"), and the Transaction Offer is for less than a majority of the then outstanding Shares of Common Stock (on an as-converted basis), such Stockholder or Stockholder Permitted Transferee (a "Transferring Stockholder") may, subject to the provisions of Section 2.3 hereof, Transfer such Shares pursuant to and in accordance with the following provisions of this
Section 2.2:

          (a) Such Transferring Stockholder shall cause the Transaction Offer and all of the terms thereof to be reduced to writing and shall promptly notify the Company and each of the Investors of such Transferring Stockholder's desire to effect the Transaction Offer and otherwise comply with the provisions of this
Section 2.2 and, if applicable, Section 2.3 (such notice, the "Offer Notice"). The Transferring Stockholder's Offer Notice shall constitute an irrevocable offer to sell all of the Shares which are the subject of the Transaction Offer (the "Offered Shares") to the Company and the Investors or their Transferees, on the basis described below, at a purchase price equal to the price contained in, and on the same terms and conditions of, the Transaction Offer. The Offer Notice shall be accompanied by a true copy of the Transaction Offer (which shall identify the Buyer and all relevant information in connection therewith).

          (b) Company Option. The Company shall have the first option to purchase all but not less than all of the Offered Shares. At any time within twenty (20) days after receipt by the Company of the Offer Notice (the "Company Option Period"), the Company may elect to accept the offer to purchase with respect to all of the Offered Shares and shall give written notice of such election (the "Company Acceptance Notice") to the Transferring Stockholder within the Company Option Period. The Company Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of all of the Offered Shares covered by the Company Acceptance Notice. If the Company accepts the offer to purchase all of the Offered Shares, the closing for such purchase of the Offered Shares by the Company (the "Company Purchase") under this Section 2.2(b) shall take place within thirty (30) days following the expiration of the Company Option Period, at the offices of the Company or on such other date or at such other place as may be agreed to by the Transferring Stockholder and the Company. If the Company does not elect to purchase all of the Offered Shares by exercising its option under this Section 2.2(b) within the Company Option Period, the Transferring Stockholder shall so notify the Investors promptly (the "Investor Offer Notice"). The Offered Shares shall then be subject to the option granted to the Investors pursuant to Section 2.2(c) below.

          (c) Investors' Option. If the Company does not elect to purchase all of the Offered Shares in accordance with Section 2.2(b) above, each Investor may elect at any time within thirty (30) days after receipt by the Investors of the Investor Offer Notice (the "Investor Option Period"), to


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accept the offer to purchase with respect to all but not less than all of the
Offered Shares and shall give written notice of such election (the "Investor Acceptance Notice") to the Transferring Stockholder within the Investor Option Period, which notice shall indicate the maximum number of Offered Shares that such Investor is willing to purchase, including the number of Offered Shares it would purchase if one or more other Investors do not elect to purchase their Pro Rata Fractions (as defined in paragraph (d) below). The Investor Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Remaining Offered Shares covered by the Investor Acceptance Notice. The closing for any purchase of Offered Shares by the Investors under this Section 2.2(c) shall take place within thirty (30) days following the expiration of Investor Option Period, at the offices of the Company or on such other date or at such other place as may be agreed to by the Transferring Stockholder and the Investors purchasing hereunder. The Transferring Stockholder shall notify the Investors promptly if any Investor fails to offer to purchase all of its Pro Rata Fraction.

          (d) Allocation of Shares among Investors. Upon the expiration of the Investor Option Period, the number of Offered Shares to be purchased by each Investor shall be determined as follows: (i) first, there shall be allocated to each Investor electing to purchase, a number of Offered Shares equal to the lesser of (A) the number of Offered Shares as to which such Investor accepted as set forth in its respective Investor Acceptance Notice or (B) such Investor's Pro Rata Fraction (as defined below), and (ii) second, the balance, if any, not allocated under clause (i) above, shall be allocated to those Investors who within the Investor Option Period delivered an Investor Acceptance Notice that set forth a number of Offered Shares that exceeded their respective Pro Rata Fractions, in each case on a pro rata basis in proportion to the number of Shares held by each such Investor up to the amount of such excess. An Investor's Pro Rata Fraction shall be equal to the product obtained by multiplying the total number of Offered Shares by a fraction, the numerator of which is the total number of Shares owned by such Investor, and the denominator of which is the total number of Shares held by all Investors, in each case as of the date of the Investor Offer Notice.

          (e) Valuation of Property. In the event that the price set forth in the Offer Notice is stated in consideration other than cash or cash equivalents, the Transferring Stockholder, the Company and a Majority Interest shall mutually determine the fair market value of such consideration, reasonably and in good faith, and the Company and/or the Investors, as the case may be, may effect their purchase under this Section 2.2 by payment of such fair market value in cash or cash equivalents.

          (f) Sale to Third Party. In the event that the Company and the Investors do not elect to exercise the rights to purchase under this Section 2.2 with respect to all of the Offered Shares proposed to be sold, the Transferring Stockholder may sell all such Offered Shares to the Buyer, subject to the provisions of Section 2.3. If the Transferring Stockholder's sale to a Buyer is not consummated in accordance with the terms of the Transaction Offer on or before sixty (60) days after the latest of: (i) the expiration of the Company Option Period, (ii) the expiration of the Investor Option Period, (iii) the expiration of the Co-Sale Election Period set forth in Section 2.3 below, if applicable, and (iv) the satisfaction of all governmental approval or filing requirements, the Transaction Offer shall be deemed to lapse, and any Transfers of Offered Shares pursuant to such Transaction Offer shall be in violation of the provisions of this Agreement unless the Transferring Stockholder sends a new Offer Notice and once again complies with the provisions of this Section 2.2 with respect to such Transaction Offer.

     Section 2.3 Co-Sale Option of Investors. In the event that any Transferring Stockholder desires to sell all or any portion of the Shares held by such person to a Buyer and either (i) Section 2.2 is not applicable or (ii)


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the right to purchase under Section 2.2 is exercised by the Company or is not exercised by Company or the Investors or their Transferees with respect to Shares proposed to be so Transferred, such Transferring Stockholder may Transfer such Shares only pursuant to and in accordance with the following provisions of this Section 2.3:

          (a) As soon as practicable following the expiration of either the Investor Notice Period or the Company Option Period, and in no event later than five (5) days after the expiration of the later of the Investor Notice Period or the Company Option Period, as applicable, the Transferring Stockholder shall provide notice to each of the Investors (the "Co-Sale Notice") of its right to participate in the Transaction Offer or of the Company Acceptance Notice with respect to any Shares subject thereto which were not purchased or with respect to any Shares which were purchased by the Company pursuant to Section 2.2 (the "Co-Sale Option"). Each of the Investors shall have the right to exercise its Co-Sale Option by giving written notice of such intent to participate (the "Co-Sale Acceptance Notice") to the Transferring Stockholder within ten (10) days after receipt by such Investor of the Co-Sale Notice (the "Co-Sale Election Period"). Each Co-Sale Acceptance Notice shall indicate the maximum number of Shares subject thereto which the Investor wishes to sell including the number of Shares it would sell if one or more other Investors do not elect to participate in the sale on the terms and conditions stated in the Offer Notice. Any Investor holding Convertible Preferred Stock shall be permitted to sell to the relevant Buyer or the Company, if applicable, in connection with any exercise of the Co-Sale Option, at its option, (i) shares of Common Stock acquired upon conversion of Convertible Preferred Stock, or (ii) subject to Section 2.3(d), shares of Convertible Preferred Stock.

          (b) Each Investor shall have the right to sell a portion of its Shares pursuant to the Transaction Offer or the Company Acceptance Notice, as applicable, which is equal to or less than the product obtained by multiplying
(i) the total number of Shares available for sale to the Buyer or the Company subject to the Transaction Offer or the Company Acceptance Notice, as applicable, by (ii) a fraction, the numerator of which is the total number of Shares owned by such Investor and the denominator of which is the total number of Shares held by all Investors and the Transferring Stockholder (including any of such Transferring Stockholder's Stockholder Permitted Transferees), in each case as of the date of the Offer Notice or Company Acceptance Notice, as applicable, and as determined in accordance with Section 1.3 hereof, subject to increase as hereinafter provided. In the event an Investor does not elect to sell the full amount of such Shares which such Investor is entitled to sell pursuant to this Section 2.3, then any Investors who have elected to sell Shares shall have the right to sell, on a pro-rata basis with any other Investors and up to the maximum number of Shares stated in each such Investor's Co-Sale Acceptance Notice, any Shares not elected to be sold by such Investor.

          (c) Within ten (10) calendar days after the end of the Co-Sale Election Period, the Transferring Stockholder shall promptly notify each participating Investor of the number of Shares held by such Investor that will be included in the sale and the date on which the Transaction Offer or Company Purchase, as applicable, will be consummated.

          (d) Each participating Investor may effect its participation in any Transaction Offer or Company Purchase, as applicable, hereunder by delivery to the Buyer or the Company, or to the Transferring Stockholder for delivery to the Buyer or the Company, of one or more instruments or certificates, properly endorsed for transfer, representing the Shares it elects to sell pursuant thereto and executing and delivering purchase and sale documentation comparable to that required by the Buyer from the Transferring Stockholder, provided that no Investor shall be required to make any representations or warranties or to provide any indemnities in connection


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therewith other than with respect to title to the Shares being conveyed. At the time of consummation of the Transaction Offer, the Buyer or the Company shall remit directly to each participating Investor that portion of the sale proceeds to which the participating Investor is entitled by reason of its participation with respect thereto, together with, in the case of any sale of Preferred Stock, an amount equal to the Series B Participation Amount, as provided in the Amended and Restated Articles of Incorporation. No Shares may be purchased by the Buyer or the Company from the Transferring Stockholder or any of such Transferring Stockholder's Stockholder Permitted Transferees unless the Buyer or the Company simultaneously purchases from the participating Investors all of the Shares that they have elected to sell pursuant to Section 2.3(b).

          (e) Any Shares held by a Transferring Stockholder which are the subject of the Transaction Offer that the Transferring Stockholder desires to Transfer following compliance with Section 2.2 and this Section 2.3 may be sold to the Buyer or the Company only during the period specified in Section 2.3(c) and only on terms no more favorable to the Transferring Stockholder than those contained in the Offer Notice or the Company Acceptance Notice, if applicable. Promptly after such Transfer, the Transferring Stockholder shall notify the Company, which in turn shall promptly notify the Investors, of the consummation thereof and shall furnish such evidence of the completion and time of completion of the Transfer and of the terms thereof as may reasonably be requested by a Majority Interest of the Investors. Prior to the effectiveness of any Transfer to a Buyer or the Company hereunder, such Buyer shall have entered into a Joinder Agreement in the form attached hereto as Exhibit A, and such Buyer shall have all the rights and obligations hereunder as if such Buyer were a Founder.

     Section 2.4 Drag Along Right. In the event that the Founders and Fibre Devices (the "Drag Along Parties") entertain a bona fide arms' length offer to purchase all or at least seventy five percent (75%) of the Shares held by the Drag Along Parties (a "Buyout Offer") from a Buyer, each Investor hereby agrees, if requested by the Drag Along Parties in connection with the Drag Along Parties' acceptance of the Buyout Offer, to transfer for value to such Buyer a number of the Shares and Warrants (or shares acquired upon exercise thereof) held by such Investor in the manner and on the terms set forth in this Section
2.4 (a "Drag Along Sale"); provided, however, that the Drag Along Parties shall not be entitled to require any Investor to participate in a Drag-Along Sale pursuant to this Section 2.4 unless all other Investors are required to participate in such Drag Along Sale and each Investor holding Preferred Stock receives an amount per Share (giving effect to the provisions of Section B.3 of the Company's Amended and Restated Certificate of Incorporation) equal to at least (a) $40.00 per share, in the case of an offering which closes on or prior to December 31, 2000, (b) $43.75 per share, in the case of an offering which closes from January 1, 2001 to March 31, 2001, (c) $50.00 per share, in the case of an offering which closes from April 1, 2001 to December 31, 2001, (d) $56.25 per share, in the case of an offering which closes from January 1, 2002 to August 31, 2002 or (e) $62.50 per share, in the case of an offering which closes after August 31, 2002 (in each case appropriately adjusted for any stock split, stock dividend, combination, recapitalization and the like). Subject to the foregoing, the number of Shares to be sold by each Investor shall be equal to the number of Shares held by such Investor multiplied by a fraction, the numerator of which is the aggregate number of Shares held by the Drag Along Parties which the Drag Along Parties propose to sell in such Buyout Offer and the denominator of which is the aggregate number of Shares held by the Drag Along Parties; Warrant sales shall be made on a proportionate basis.

          (a) Drag Along Notice. The Drag Along Parties shall cause the Buyout Offer and all of the terms thereof to be reduced to writing and shall promptly notify the Stockholders, the Investors and the Company as to whether or not the Drag Along Parties intend to effect the Drag Along Sale (such


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notice, the "Drag Along Notice"). The Drag Along Notice shall be accompanied by a true copy of the Buyout Offer (which shall identify the Buyer and all relevant information in connection therewith). If the Drag Along Parties effect the Drag Along Sale referred to in the Drag Along Notice on substantially the terms set forth in such notice, each of the Investors shall be bound and obligated to transfer the number of Shares subject to such Drag Along Sale as calculated in accordance with this Section 2.4 on terms and conditions no less favorable than those applicable to the Drag Along Parties with respect to each type of Share or other securities sold.

          (b) Drag Along Sale Closing. Within twenty-five (25) calendar days after the date of the Drag Along Notice, the Drag Along Parties shall promptly notify each Stockholder and Investor of the number of Shares and other securities held by such Stockholder and Investor that will be included in the Drag Along Sale, and of the date on which the Drag Along Sale will be consummated, which date shall be no later than the later of (i) ninety (90) calendar days after the date of the Drag Along Notice and (ii) the satisfaction of any governmental approval or filing requirements, if any. Each Stockholder and Investor may effect its participation in such Drag Along Sale hereunder by delivery to the Buyer, or to the Drag Along Parties for delivery to the Buyer, of one or more instruments or certificates, properly endorsed for transfer, representing the securities it is obligated to sell pursuant hereto. At the time of consummation of the Drag Along Sale, the Buyer shall remit directly to the Drag Along Parties and each participating Stockholder and Investor that portion of the sale proceeds to which each such Person is entitled by reason of its participation with respect thereto.

          (c) Failure to Consummate. In the event that the Drag Along Sale is not consummated or the Buyer fails timely to remit to each participating Stockholder or Investor its respective portion of the sale proceeds, the Buyout Offer shall be deemed to lapse, and any Transfer pursuant to such Buyout Offer shall be in violation of the provisions of this Agreement unless the Drag Along Parties sends a new Drag Along Notice and once again complies with the provisions of this Section 2.4 with respect to such Buyout Offer.

          (d) Status of Buyer. A Buyer shall take the Shares or other securities transferred pursuant to a Drag Along Sale free and clear of any further restrictions of this Section 2.

     Section 2.5 Contemporaneous Transfers. If two or more Stockholders (or their Stockholder Permitted Transferees) propose concurrent Transfers which are subject to this Article II, then the relevant provisions of Section 2.2 and
Section 2.3, as applicable, shall apply separately to each such proposed
Transfer.

     Section 2.6 Assignment. Each Investor shall have the right to assign its rights to any Transferee of such Investor's Shares to the extent contemplated under Sections 2.1(b) and 2.1(c) hereof, and shall further have the right to assign and transfer such Investor's right to accept particular Transaction Offers as contemplated by this Article II, and any such Transferee shall be deemed within the definition of an "Investor" for purposes of this Article II.

     Section 2.7 Prohibited Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company and the other parties hereto shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose.

     Section 2.8 Procedures for Transferring. Upon request by the Company, any Investor delivering an Investor Acceptance Notice or Co-Sale Acceptance Notice shall deliver a written opinion of counsel for such Investor, addressed to the Company, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company), the proposed transfer that is the subject of such notice does not involve a transaction requiring registration or qualification of such Shares under the Securities Act of 1933, as amended or the securities or "blue sky" laws of any state of the United States. Subject to
Article II, such Investor shall be entitled to transfer such Shares in accordance with the terms of the such offer delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within fifteen (15) days after delivery of such notice, or, if it requests such opinion, after it has received such opinion. Subject to Section 4.13, each certificate or other instrument evidencing the securities issued upon the Transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such Shares) shall bear the legends set forth in
Section 4.2.

ARTICLE III RIGHTS TO PURCHASE

     Notwithstanding anything herein to the contrary, the following provisions of this Article III shall terminate immediately prior to the closing of a Qualified Public Offering and shall not apply with respect to any Qualified Public Offering.

     Section 3.1 Right to Participate in Certain Sales of Additional Securities. The Company agrees that, without the approval of a Majority Interest, it will not sell or issue (a) any shares of capital stock of the Company, (b) securities convertible into or exercisable or exchangeable for capital stock of the Company or (c) options, warrants or rights carrying any rights to purchase capital stock of the Company, unless the Company first submits a written notice to each Investor identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to each Investor the opportunity to purchase its Pro Rata Allotment (as hereinafter defined) of the securities (subject to increase for over-allotment if some Investors do not fully exercise their rights) on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to a third party or parties. Each Investor's Pro Rata Allotment of such securities shall be based on the ratio which the number of Shares owned by such Investor (as determined in accordance with Section 1.3 hereof) bears to all of the issued and outstanding shares of Common Stock (including all shares of Common Stock then issuable upon conversion of (i) the Preferred Stock, (ii) other securities of the Company that are convertible into Common Stock pursuant to then exercisable rights of conversion, and (iii) options and warrants to purchase Common Stock of the Company which are exercisable, in each case as of the date of such written offer.) The Company's offer pursuant to this Section 3.1 shall remain open and irrevocable for a period of thirty (30) calendar days following receipt by the Investors of such written notice, and each Investor shall elect to purchase the securities so offered by giving written notice thereof to the Company within such 30-day period, including therein the maximum number of shares of capital stock or other securities of the Company which the Investor wishes to purchase, including the number of such shares it would purchase if one or more other Investors do not elect to purchase, with the rights of electing Investors to purchase such additional shares to be based upon the relative holdings of Shares of the electing Investors in the case of over-subscription. Any securities so offered which are not purchased by the Investors pursuant to such offer may be sold by the Company, but only on the terms and conditions set forth in the initial offer, at any time within 120 calendar days following the termination of the above-referenced 30-day period, but may not be sold to any other Person or on terms and conditions, including price, that are more favorable to the purchaser than those set forth in such offer or after such 120-day period without renewed compliance with this Section 3.1. In no event shall the Investor's right to purchase pursuant to this Section 3.1 permit them to acquire more than 2% of the Company's issued and outstanding shares of common stock on a fully diluted basis at the time of such issuance (including all convertible securities and outstanding option) and in the event of purchases of pro-rata fractions as provided above would result in aggregate purchases in excess of such amount the amounts to be purchased by the Purchasers shall be reduced on a pro-rata basis.

     Notwithstanding the foregoing, the right to purchase granted under this
Article III shall be inapplicable with respect to (i) the issuance of up to an aggregate of 3,750,000 shares of Common Stock (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event) issued or issuable in connection with, or upon the exercise of, options or other awards granted or to be granted to employees, officers, directors or consultants of the Company pursuant to the Company's 2000 Incentive Compensation Plan, in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to the Company's 2000 Incentive Compensation Plan or any other equity incentive plan approved by a Majority Interest ("Excluded Shares"), plus such number of Excluded Shares that are repurchased by the Company from such Persons after August 30, 2000 in accordance with the Company's Amended and Restated Certificate of Incorporation, pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (appropriately adjusted to reflect the occurrence of any event described in Section A.7(b) of the Company's Amended and Restated Certificate of Incorporation) paid by such Persons to the Company therefore, (ii) securities issued as a result of any stock split, stock dividend, reclassification or reorganization or similar event with respect to the Shares, (iii) securities issued pursuant to the anti-dilution rights of any holder of equity securities or securities exercisable for or exchangeable or convertible into equity securities of the Company; (iv) securities issued pursuant to the closing of a Qualified Public Offering; (v) securities issued prior to August 30, 2001 solely in connection with a strategic alliance or other corporate partnering transaction; (vi) securities issued in exchange for the stock or assets of another company in connection with the acquisition of or merger into such company; provided, that such actions shall have been approved by a majority of the members of the Board of Directors, which approval shall include that of the Series B Director Designee; (vii) warrants to purchase Common Stock or Convertible Preferred Stock outstanding as of August 30, 2000;
(viii) ) shares of Common Stock issued upon exercise of the Warrants; and (ix) shares of Common Stock issued upon conversion of, or as a dividend on, the Convertible Preferred Stock and the Series A Convertible Preferred Stock, par value $.0001, of the Company (the "Series A Preferred"). For purposes of this paragraph, the term Common Stock shall include all common stock of the Company.

     Section 3.2 Assignment of Rights. Subject to Sections 2.1(b) and 4.11 hereof, the rights of the Investors set forth in this Article III are transferable to any Transferee of Shares by Investors as contemplated by Sections 2.1(b) and 2.1(c) hereof.

     Section 3.3 Committees of the Board. The Company, the Investors and the Stockholders agree to cause the Board of Directors to establish a Compensation Committee (which shall be charged with the exclusive authority over the granting of stock options and those matters set forth in Section 6.10 of the Purchase Agreement which it is there granted exclusive authority over) and an Audit Committee (which shall be charged with reviewing the Company's financial statements and accounting practices).

ARTICLE IV MISCELLANEOUS PROVISIONS

     Section 4.1 Survival of Covenants. Each of the parties hereto agrees that each covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties and shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

     Section 4.2 Legend on Securities. The Company, the Investors and the Stockholders acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by any of the Stockholders or their Stockholder Permitted Transferees or the Investors or their Investor Permitted Transferees:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT
(1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 30, 2000, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     Section 4.3 Amendment and Waiver; Actions of the Board. Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may be amended with the prior written consent of the Company, the Majority Stockholders and a Majority Interest of the Investors; provided, however, that any amendment to
Article III hereof shall require only the prior written consent of the Company and a Majority Interest of the Investors. Any consent given as provided in the preceding sentence shall be binding on all Stockholders and Stockholder Permitted Transferees and all Investors, respectively, and no Stockholder, Stockholder Permitted Transferee or Investor shall have any cause of action against any other Person for any action taken by such Person in reliance upon such consent. All actions by the Company hereunder shall be taken by or upon the direction of a majority of the members of the Board of Directors of the Company.

     Section 4.4 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

     If to the Company or the Principal Stockholders:

     IPG Photonics Corporation.
     660 Main Street
     P.O. Box 519 Sturbridge, MA 01566
     Facsimile: (508) 347-6838
     Attn: Valentin P. Gapontsev

     With a copy to:

     Winston & Strawn
     1400 L Street, N.W.
     Washington, D.C. 20005
     Facsimile: (202) 371-5950
     Attn: Barry Hart

     If to the Investors:

     c/o TA Associates, Inc.
     70 Willow Road, Suite 100
     Menlo Park, CA 94025
     Facsimile: (650) 326-4933
     Attn: Michael C. Child

     With a copy to:

     Goodwin, Procter & Hoar  LLP
     Exchange Place
     Boston, MA 02109
     Facsimile: (617) 523-1231
     Attn: John R. LeClaire, P.C.

     If to any Other Stockholder:

     At such Person's address for notice as set forth in the books and records of the Company.

     Section 4.5 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the agreements, documents and instruments executed and delivered in connection herewith.

     Section 4.6 Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     Section 4.7 Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized Transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     Section 4.8 Entire Agreement. This Agreement, together with the Purchase Agreement and any other agreements specifically contemplated hereby and thereby, is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement (including the exhibits hereto) supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 4.9 Adjustments. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations and similar changes affecting the capital stock of the Company.

     Section 4.10 Law Governing; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). All actions and proceedings arising out of or relative to this Agreement shall be heard and determined in a Massachusetts state or federal court sitting in the City of Boston. The parties hereby irrevocably submit to the exclusive jurisdiction of any Massachusetts state or federal court sitting in the City of Boston in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Massachusetts state or federal court. The parties hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR PASSED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

     Section 4.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such successor. The rights of the Investors hereunder shall be assignable to Transferees of their Shares as contemplated herein. This Agreement may not be assigned by any Stockholder except as provided herein without the prior written consent of a Majority Interest of the Investors, and without such prior written consent any attempted Transfer shall be null and void.

     Section 4.12 Lock-up Agreement. In the event that the Company files a registration statement pursuant to the demand registration rights of the Investors under the Securities Act with the Commission covering a firm commitment public offering at a time when any of the Investors hold Registrable Securities (as defined in the Registration Rights Agreement), each of the Stockholders agrees (and all Stockholder Permitted Transferees shall agree) to enter into an agreement with the underwriter(s) to the effect that such Person will not offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any Convertible Securities for the period of time following the date of the final prospectus, such period of time to be reasonably determined by the managing underwriter(s) of such offering.

     Section 4.13 Term. This Agreement shall remain in effect until the closing of a Qualified Public Offering, provided that Article IV shall terminate in any event on the tenth anniversary of this Agreement if not earlier terminated, and provided, further, that Section 4.14 shall survive and remain in full force and effect for so long as any Investor holds any Shares.

     Section 4.14 Representations and Warranties. Each Party represents and warrants that (a) this Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and binding obligation of such Party, enforceable in accordance with its terms, and (b) each Party has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts or violates any provision of this Agreement.

     Section 4.15 Asset Transfer. Fibre Devices agrees to transfer as soon as possible after the date hereof all of the assets that it holds other than Shares to the Company on terms and conditions reasonably satisfactory to the Investors.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be duly executed as of the date first set forth above.

THE COMPANY:                            IPG PHOTONICS CORPORATION


                                        By: /s/ Peter Verghese Mammen
                                            ------------------------------------
                                        Name: Peter Verghese Mammen
                                        Title: Treasurer


FOUNDERS:


                                        /s/ Valentin P. Gapontsev
                                        ----------------------------------------
                                        Valentin P. Gapontsev


                                        /s/ Denis V. Gapontsev
                                        ----------------------------------------
                                        Denis V. Gapontsev


                                        /s/ Igor Samartsev
                                        ----------------------------------------
                                        Igor Samartsev


                                        /s/ Eugene Shcherbakov
                                        ----------------------------------------
                                        Eugene Shcherbakov


                                        /s/ Nikolai Platanov
                                        ----------------------------------------
                                        Nikolai Platanov


                                        /s/ Valentin Fomine
                                        ----------------------------------------
                                        Valentin Fomine

                                        IPG FIBRE DEVICES, LTD.


                                        By: /s/ Timothy P.V. Mammen
                                            ------------------------------------
                                        Name: Timothy P.V. Mammen
                                        Title: Company Secretary

INVESTORS:                              TA IX, L.P.

                                        By: TA Associates IX LLC, its General
                                            Partner

                                        By: TA Associates, Inc., its Manager


                                        By:                  ***
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA/ADVENT VIII L.P.

                                        By: TA Associates VIII LLC, its General
                                            Partner

                                        By: TA Associates, Inc., its General
                                            Partner


                                        By:                  ***
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA/ATLANTIC AND PACIFIC IV L.P.

                                        By: TA Associates AP IV L.P., its
                                            General Partner

                                        By: TA Associates, Inc., its General
                                            Partner


                                        By:                  ***
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA EXECUTIVES FUND LLC

                                        By: TA Associates, Inc., its Manager


                                        By:                  ***
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager


                                        By:                  ***
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Kenneth T. Schiciano
                                        ----------------------------------------
                                        Name: Kenneth T. Schiciano
                                        Title: Authorized Signatory

As of August 31, 2000                   MERRILL LYNCH KECALP L.P. 1999

                                        By: KECALP Inc., its General Partner


                                        By: /s/ Margaret T. Monaco
                                            ------------------------------------
                                        Name: Margaret T. Monaco
                                        Title: Vice President


                                        KECALP INC.


                                        By: /s/ Margaret T. Monaco
                                            ------------------------------------
                                        Name: Margaret T. Monaco
                                        Title: Vice President

                                        KECALP INC., as Nominee for Merrill
                                        Lynch KECALP International L.P. 1999


                                        By: /s/ Margaret T. Monaco
                                            ------------------------------------
                                        Name: Margaret T. Monaco
                                        Title: Vice President


                                        ML IBK POSITIONS, INC.


                                        By: /s/ Joseph S. Valenti
                                            ------------------------------------
                                        Name: Joseph S. Valenti
                                        Title: Vice President

As of August 31, 2000                   THE SOG FUND, LP
                                        By: The Special Opportunities Group LLC,
                                            its General Partner


                                        By: /s/ Christopher G. Miller
                                            ------------------------------------
                                        Name: Christopher G. Miller
                                        Title: Chief Executive Officer

As of August 31, 2000                   THE SOG FUND, II LP
                                        By: The Special Opportunities Group LLC,
                                            its General Partner


                                        By: /s/ Christopher G. Miller
                                            ------------------------------------
                                        Name: Christopher G. Miller
                                        Title: Chief Executive Officer

As of August 31, 2000                   WINSTON/THAYER PARTNERS, L.P.


                                        By: /s/ A. Scott Andrews
                                            ------------------------------------
                                        Name: A. Scott Andrews
                                        Title: Managing Partner

As of October 6, 2000                   APAX EUROPE IV - A, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary


                                        APAX EUROPE IV - B, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary


                                        APAX EUROPE IV - C GMBH & CO., KG

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary

                                        APAX EUROPE IV - D, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary


                                        APAX EUROPE IV - E, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary


                                        APAX EUROPE IV - F, C.V.

                                        By: APAX Europe IV GP, L.P., it Managing
                                            General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary

                                        APAX EUROPE IV - G, C.V.

                                        By: APAX Europe IV GP, L.P., its
                                           Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity
                                               Services Limited as Secretary


                                        APAX EUROPE IV -H GMBH & CO. K.G.

                                        By: APAX Europe IV GP, L.P., its
                                            attorney

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By: /s/ C.A.E. Helyar
                                            ------------------------------------
                                        Name: C.A.E. Helyar
                                        Title: Director


                                        By: /s/ D.J. Banks
                                            ------------------------------------
                                        Name: D.J. Banks
                                        Title: For and on behalf of
                                               International Private Equity

As of December 6, 2000                  MARCONI CAPITAL LIMITED


                                        By: /s/ Mark Aslett
                                            ------------------------------------
                                        Name: Mark Aslett
                                        Title: Managing Partner

                                    EXHIBIT A

                            Form of Joinder Agreement

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement (the "Agreement") dated as of __________, 2000, by and among IPG Photonics Corporation (the "Company") and the parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Stockholder" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

--------------------------------------------------------------------------------

Facsimile No.____________________.


                                        ----------------------------------------
                                        [NAME OF UNDERSIGNED]

AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of August 13, 2003 (this "Amendment"), is made and entered into by and among IPG Photonics Corporation, a Delaware corporation (the "Company"), the stockholders of the Company identified as such on the signature pages hereto (the "Founders"), IP Fibre Devices Ltd., a U.K. company ("Fibre Devices"), the persons identified on the signature pages to the Series B Preferred Stockholders Agreement (as defined below) as the Investors and any assignees or transferees thereof. Capitalized terms used herein but otherwise not defined shall have the meaning given to such terms in the Series B Preferred Stockholders Agreement.

     WHEREAS, the Stockholders, the Investors and the Company have entered into that certain Stockholders Agreement, dated as of August 30, 2000 (the "Series B Preferred Stockholders Agreement"); and

     WHEREAS, the Company is issuing shares of Series D Preferred Stock, par value $.0001 per share, of the Company (the "Series D Preferred Stock") to stockholders identified in the Series D Preferred Stockholders Agreement (the "Series D Preferred Stockholders Agreement") between the Company and such stockholders (the "Series D Preferred Stockholders"); and

     WHEREAS, the Company, the Investors and the Stockholders have agreed to grant certain rights under the Series B Preferred Stockholders Agreement to the Series D Preferred Stockholders, and the parties desire to amend certain provisions of the Series B Preferred Stockholders Agreement to grant such rights.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. New Section 2.9. Section 2 of the Series B Preferred Stockholders Agreement shall be amended by adding a new Section 2.9 which shall provide:

          Section 2.9. Notwithstanding anything to the contrary, solely for the purposes of Sections 2.3 and 2.4 hereof (i) the term "Investor" shall include Series D Preferred Stockholders and its permitted transferees under the Series D Preferred Stockholders Agreement provided such transferee becomes party to this Agreement by executing a joinder agreement, (ii) the term "Preferred Stock" shall also include the Series D Preferred Stock, and (iii) the term "Convertible Preferred Stock" shall also include the Series D Preferred Stock; provided in each case that such Series D Preferred Stockholder executes and delivers to the Company a counterpart signature to this Agreement agreeing to be bound by the terms of Sections 2.3, 2.4, 2.8, 4.1 to 4.11, 4.13 and 4.14 of this Agreement; and provided further that Series D Preferred Stockholders shall be entitled to exercise their rights under Section 2.3 only if any of the Series B Preferred Stockholders shall exercise their rights under such Section.

     2. Amendment to Section 2.3(b). Section 2.3(b) of the Series B Preferred Stockholders Agreement shall be amended in its entirety by replacing it with the following:

          Each Investor shall have the right to sell a portion of its Shares pursuant to the Transaction Offer or the Company Acceptance Notice, as applicable, which is equal to or less than the product obtained by multiplying (i) the total number of Shares available for sale to the Buyer or the Company subject to the

          Transaction Offer or the Company Acceptance Notice, as applicable, by
          (ii) the product of (Y) a fraction, the numerator of which is the total number of Shares owned by all Investors participating in the transaction and the denominator of which is the total number of Shares held by all Investors and the Transferring Stockholder (including any of such Transferring Stockholder's Stockholder Permitted Transferees), multiplied by (Z) a fraction, the numerator of which is the amount invested or deemed invested in the Company as represented by the liquidation preference value for the Shares owned or previously owned (as a result of conversion of convertible shares, but excluding shares previously sold) by the Investor and the denominator of which is the amount invested or deemed invested in the Company as represented by total liquidation preference value for the Shares owned or previously owned (as a result of conversion of convertible shares, but excluding shares previously sold) by all Investors participating in the transaction; in each case as of the date of the Offer Notice or Company Acceptance Notice, as applicable, and as determined in accordance with Section 1.3 hereof, subject to increase as hereinafter provided. In the event an Investor does not elect to sell the full amount of such Shares which such Investor is entitled to sell pursuant to this Section 2.3, then any Investors who have elected to sell Shares shall have the right to sell, on a pro-rata basis with any other Investors and up to the maximum number of Shares stated in each such Investor's Co-Sale Acceptance Notice, any Shares not elected to be sold by such Investor.

     3. Amendment to Section 2.4. Section 2.4 of the Series B Preferred Stockholders Agreement shall be amended by deleting the proviso in the first sentence thereof and replacing it with the following:

          provided, however, that the Drag Along Parties shall not be entitled to require any Investor to participate in a Drag-Along Sale pursuant to this Section 2.4 unless all other Investors are required to participate in such Drag Along Sale and (i) each Investor holding Series B Convertible Participating Preferred Stock receives an amount per Share (giving effect to the provisions of Section B.3 of the Company's Amended and Restated Certificate of Incorporation) equal to at least $62.50 per share, in the case of an offering which closes after August 31, 2002 or such lower amount approved by the Majority Interest (in each case appropriately adjusted for any stock split, stock dividend, combination, recapitalization and the like), and (ii) each Investor holding Series D Preferred Stock receives an amount per Share equal to at least $1.90 per share (in each case appropriately adjusted for any stock split, stock dividend, combination, recapitalization and the like).

     4. Amendment to Section 3.1. The second paragraph of Section 3.1 of the Series B Stockholders Agreement shall be amended by inserting a new clause (x) before the "." in the first sentence as follows:

          and (x) Series D Convertible Preferred Stock, par value $.0001, of the Company (the "Series D Preferred Stock") issued by the Company, a Convertible Promissory Note in the aggregate principal amount of $5,100,000 convertible into shares of Series D Preferred Stock issued pursuant to JDS Uniphase Corporation pursuant to a settlement agreement, and the shares of Common Stock and Series D Preferred Stock issuable upon conversion of the Preferred Stock and the Convertible Promissory Note.

     5. Amendment to Section 4.15. Section 4.15 of the Series B Preferred Stockholders Agreement shall be amended in its entirety by replacing it with the following:

          Section 4.15 Asset Transfer. Fibre Devices agrees to transfer to the Company as soon as possible after the date hereof all of the intellectual property assets that it holds on terms and conditions reasonably satisfactory to the Investors and, that $1,600,000 principal amount of a loan to the Company from Fibre Devices outstanding as of August 1, 2003, shall not be repaid to Fibre Devices until the earlier of (i) the capital invested in the Company by the holders of the Convertible Preferred Stock shall be returned to them and then such loan from Fibre Devices may be repaid only pro rata with the return of capital to such Investors, (ii) the Convertible Preferred Stock shall be converted into Common Stock, or (iii) a majority of the Convertible Preferred Stock shall be sold or transferred to third parties which are not Affiliates of the Investors.

     6. New Section 4.16. Section 4 of the Series B Preferred Stockholders Agreement shall be amended by adding a new Section 4.16 which shall provide:

          Section 4.16. Settlement Agreement. In consideration for the granting of the consents required to give effect to the transactions contemplated by the Settlement Agreement dated June 25, 2003 between the Company and JDSU Uniphase Corporation (the "Settlement Agreement")
          (i) the Company shall not, except with the affirmative vote or prior written consent of holders of the Majority Interest of Convertible Preferred Stock, authorize or issue, or obligate itself to issue, (a) any equity security ranking pari passu to the Series B Preferred Stock having (I) a preference or similar right in connection with any Liquidation Event or transaction that could be deemed a Liquidation Event (as described in Article Fourth, Section B.3.3 of the Company's Amended and Restated Certificate of Incorporation) or (II) a redemption price, in either case exceeding the amount paid for such security plus unpaid dividends (not in excess of 12% per annum) to which it shall be entitled; or (b) any convertible debt or other debt with any equity participation ranking junior or pari passu to the Convertible Preferred Stock as to liquidation, sale or merger preferences, conversion, redemption or dividend rights or with any special voting rights in an aggregate amount exceeding $25 million outstanding at any one time (excluding the Convertible Promissory Note issued pursuant to the Settlement Agreement) (it being agreed for purposes of greater clarity that Article Fourth, Section B.8.2 of the Company's Amended and Restated Certificate of Incorporation shall be interpreted to prohibit the Company from issuing (I) any convertible debt or other debt with any equity participation only if the equity participation of such convertible debt or other debt, or (II) other equity security if such equity security, in case of either clause (I) or (II) shall rank senior to the Convertible Preferred Stock as to liquidation, sale or merger preferences, conversion, redemption or dividend rights or with any special voting rights), and (ii) the Company shall pay the legal fees of the Series B Preferred Stockholders in connection with the review and negotiation of the documents necessary to effect such Settlement Agreement.

     7. No Waiver; Representations. Nothing in this Amendment shall constitute a waiver by the Investors or the Company of any breach or default on the part of the other party to the Series B Preferred Stockholders Agreement. Each of the Investors and the Company represent and warrant that the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or other action, and do not contravene any of their governing or organizational documents or any material contracts to which they are a party.

     8. Governing Law. The validity, construction and enforceability of this Amendment shall be governed in all respects by the internal laws (as opposed to conflict provisions) of the State of New York.

     9. No Other Agreements. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and preempts all prior agreements, understandings or representations, both written and oral, between the parties with respect to the subject matter hereof.

     10. Effect. Except as amended hereby, the Series B Preferred Stockholders Agreement shall remain in full force and effect in accordance with its terms.

     11. Counterparts. The parties may execute multiple counterparts of this Amendment. Each executed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto caused this Amendment to Stockholders Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        IPG PHOTONICS CORPORATION


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Chairman & CEO


                                        FOUNDERS:


                                        /s/ Valentin P. Gapontsev
                                        ----------------------------------------
                                        Valentin P. Gapontsev


                                        /s/ Denis V. Gapontsev
                                        ----------------------------------------
                                        Denis V. Gapontsev

                                        /s/ Igor Samartsev
                                        ----------------------------------------
                                        Igor Samartsev


                                        /s/ Eugene Shcherbakov
                                        ----------------------------------------
                                        Eugene Scherbakov


                                        /s/ Nikolai Platanov
                                        ----------------------------------------
                                        Nikolai Platanov


                                        /s/ Valentin Fomine
                                        ----------------------------------------
                                        Valentin Fomine


                                        IP FIBRE DEVICES, LTD.


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Managing Director

     The undersigned hereby agrees, effective as of the date hereof, to become a party to Sections 2.3, 2.4, 2.8, 4.1 to 4.11, 4.13 and 4.14 of that certain Stockholders Agreement (the "Agreement") dated as of August 30, 2000, by and among IPG Photonics Corporation (the "Company") and the parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Investor" (as defined in the Agreement) for such Sections. The address and facsimile number to which notices may be sent to the undersigned is as follows:

                                        JDS Uniphase Corporation
                                        1768 Automation Parkway
                                        San Jose, California 95131
                                        Attention: General Counsel
                                        Facsimile No.: (408) 546-4350

                                        JDS UNIPHASE CORPORATION


                                        By: /s/ Christopher Dewees
                                            ------------------------------------
                                        Name: Christopher Dewees
                                        Title: Senior VP

                                        HOLDERS:

                                        TA IX, L.P.

                                        By: TA Associates IX LLC, Its General
                                            Partner

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA/ADVENT VIII L.P.

                                        By: TA Associates VIII LLC, Its General
                                            Partner

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA/ATLANTIC AND PACIFIC IV L.P.

                                        By: TA Associates AP IV L.P., Its
                                            General Partner


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA EXECUTIVES FUND LLC

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Authorized Signatory

                                        Merrill Lynch Ventures L.P. 2001

                                        By: Merrill Lynch Ventures LLC, its
                                            General Partner


                                        By: /s/ Mandakini Puri
                                            ------------------------------------
                                        Name: Mandakini Puri
                                        Title: Executive Vice President


                                        ML IBK Positions Inc.


                                        By: /s/ Mandakini Puri
                                            ------------------------------------
                                        Name: Mandakini Puri
                                        Title: Executive Vice President


                                        Merrill Lynch KECALP L.P. 1999

                                        By: KECALP Inc., its General Partner


                                        By: /s/ Mandakini Puri
                                            ------------------------------------
                                        Name: Mandakini Puri
                                        Title: Executive Vice President


                                        KECALP Inc., as nominee for
                                        Merrill Lynch KECALP International L.P.
                                        1999


                                        By: /s/ Mandakini Puri
                                            ------------------------------------
                                        Name: Mandakini Puri
                                        Title: Executive Vice President


                                        Merrill Lynch Taurus 2000 Fund, L.P.

                                        By: ML Taurus, Inc., its General Partner


                                        By: /s/ Mandakini Puri
                                            ------------------------------------
                                        Name: Mandakini Puri
                                        Title: Executive Vice President

                                        APAX WW NOMINEES LTD A/C ACU
                                        APAX EUROPE IV GP CO. LIMITED


                                        By: /s/ S.N. Green
                                            ------------------------------------
                                        Name: S.N. Green
                                        Title: Director


                                        By: /s/ P.A. Beecroft
                                            ------------------------------------
                                        Name: P.A. Beecroft
                                        Title: Director

                                        WINSTON/THAYER PARTNERS, L.P.


                                        By: /s/ A. Scott Andrews
                                            ------------------------------------
                                        Name: A. Scott Andrews
                                        Title: Managing Partner

                                        MARCONI CAPITAL LIMITED


                                        By: /s/ Craig George Donaldson
                                            ------------------------------------
                                        Name: Craig George Donaldson
                                        Title: Director

AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of December 21, 2005 (this "Amendment"), is made and entered into by and among IPG Photonics Corporation, a Delaware corporation (the "Company"), the stockholders of the Company identified as such on the signature pages hereto (the "Founders"), IP Fibre Devices Ltd., a U.K. company ("Fibre Devices"), the persons identified on the signature pages to the Series B Preferred Stockholders Agreement (as defined below) as the Investors and any assignees or transferees thereof. Capitalized terms used herein but otherwise not defined shall have the meaning given to such terms in the Series B Preferred Stockholders Agreement.

     WHEREAS, the Stockholders, the Investors and the Company have entered into that certain Stockholders Agreement, dated as of August 30, 2000, and amended such agreement on August 13, 2003 (as amended, the "Series B Preferred Stockholders Agreement"); and

     WHEREAS, the Company and the Investors have negotiated certain changes to the rights of the Investors in connection with amendments to the Company's Certificate of Incorporation and the Warrants held by the Investors; and

     WHEREAS, the Investors and the Investors have agreed to amend certain provisions of the Series B Preferred Stockholders Agreement to allow repayments of loans from Fibre Devices provides that certain conditions are met.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Section 4.15. Section 4.15 of the Series B Preferred Stockholders Agreement shall be amended in its entirety by replacing it with the following:

          Section 4.15 Asset Transfer. Fibre Devices agrees to transfer to the Company as soon as possible after the date hereof all of the intellectual property assets that it holds on terms and conditions reasonably satisfactory to the Investors and, that $1,600,000 principal amount of a loan to the Company from Fibre Devices outstanding as of August 1, 2003, shall not be repaid to Fibre Devices until the earlier of (i) the capital invested in the Company by the holders of the Convertible Preferred Stock shall be returned to them and then such loan from Fibre Devices may be repaid only pro rata with the return of capital to such Investors, (ii) the Convertible Preferred Stock shall be converted into Common Stock, or (iii) a majority of the Convertible Preferred Stock shall be sold or transferred to third parties which are not Affiliates of the Investors; provided that the Company, at any time, may repay the entire amount of the loan due to Fibre Devices outstanding on December 21, 2005, plus interest, pursuant to an exchange in which the Company assigns to Fibre Devices a promissory note, plus interest, made by Valentin P. Gapontsev payable to the Company in an amount not less than the amount of the loan due to Fibre Devices.

     2. No Waiver; Representations. Nothing in this Amendment shall constitute a waiver by the Investors or the Company of any breach or default on the part of the other party to the Series B Preferred Stockholders Agreement. Each of the Investors and the Company represent and warrant that the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or other action, and do not contravene any of their governing or organizational documents or any material contracts to which they are a party.

     3. Governing Law. The validity, construction and enforceability of this Amendment shall be governed in all respects by the internal laws (as opposed to conflict provisions) of the State of New York.

     4. No Other Agreements. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and preempts all prior agreements, understandings or representations, both written and oral, between the parties with respect to the subject matter hereof.

     5. Effect. Except as amended hereby, the Series B Preferred Stockholders Agreement shall remain in full force and effect in accordance with its terms.

     6. Counterparts. The parties may execute multiple counterparts of this Amendment. Each executed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto caused this Amendment to Stockholders Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        IPG PHOTONICS CORPORATION


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Chairman & CEO

                                        FOUNDERS:


                                        /s/ Valentin P. Gapontsev
                                        ----------------------------------------
                                        Valentin P. Gapontsev


                                        /s/ Denis V. Gapontsev
                                        ----------------------------------------
                                        Denis V. Gapontsev


                                        /s/ Igor Samartsev
                                        ----------------------------------------
                                        Igor Samartsev


                                        /s/ Eugene Shcherbakov
                                        ----------------------------------------
                                        Eugene Scherbakov


                                        /s/ Nikolai Platanov
                                        ----------------------------------------
                                        Nikolai Platanov

                                        /s/ Valentin Fomine
                                        ----------------------------------------
                                        Valentin Fomine


                                        IP FIBRE DEVICES, LTD.


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Managing Director

                                        HOLDERS:

                                        TA IX, L.P.
                                        By: TA Associates IX LLC, Its General
                                            Partner
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael Child
                                            ------------------------------------
                                        Name: Michael Child
                                        Title: Managing Director


                                        TA/ADVENT VIII L.P.
                                        By: TA Associates VIII LLC, Its General
                                            Partner
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael Child
                                            ------------------------------------
                                        Name: Michael Child
                                        Title: Managing Director


                                        TA/ATLANTIC AND PACIFIC IV L.P.
                                        By: TA Associates AP IV L.P., Its
                                            General Partner


                                        By: /s/ Michael Child
                                            ------------------------------------
                                        Name: Michael Child
                                        Title: Managing Director


                                        TA EXECUTIVES FUND LLC
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael Child
                                            ------------------------------------
                                        Name: Michael Child
                                        Title: Managing Director


                                        TA INVESTORS LLC
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael Child
                                            ------------------------------------
                                        Name: Michael Child
                                        Title: Authorized Signatory


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Merrill Lynch Ventures L.P. 2001
                                        By: Merrill Lynch Ventures LLC, its
                                        General Partner


                                        By: /s/ Nathan Thorne
                                            ------------------------------------
                                        Name: Nathan Thorne
                                        Title:
                                               ---------------------------------


                                        ML IBK Positions Inc.


                                        By: /s/ Nathan Thorne
                                            ------------------------------------
                                        Name: Nathan Thorne
                                        Title:
                                               ---------------------------------


                                        Merrill Lynch KECALP L.P. 1999
                                        By: KECALP Inc., its General Partner


                                        By: /s/ Nathan Thorne
                                            ------------------------------------
                                        Name: Nathan Thorne
                                        Title:
                                               ---------------------------------


                                        KECALP Inc., as nominee for Merrill
                                        Lynch KECALP International L.P. 1999


                                        By: /s/ Nathan Thorne
                                            ------------------------------------
                                        Name: Nathan Thorne
                                        Title:
                                               ---------------------------------


                                        Merrill Lynch Taurus 2000 Fund, L.P.
                                        By: ML Taurus, Inc., its General Partner


                                        By: /s/ Nathan Thorne
                                            ------------------------------------
                                        Name: Nathan Thorne
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - A, L.P.
                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner
                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - B, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner
                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - C GMBH & CO., KG
                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner
                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - D, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - E, L.P.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - F, C.V.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - G, C.V.

                                        By: APAX Europe IV GP, L.P., its
                                            Managing General Partner

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - H GMBH & CO., KG

                                        By: APAX Europe IV GP, L.P., its
                                            attorney

                                        By: APAX Europe IV GP Co. Limited, its
                                            Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BAYVIEW 2000, LP

                                        By: Bayview 2000 GP, LLC, its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SOG FUND, LP

                                        By: The Special Opportunities Group LLC,
                                            its General Partner


                                        By: /s/ Christopher B. Miller
                                            ------------------------------------
                                        Name: Christopher B. Miller
                                        Title: CEO


                                        THE SOG FUND II, LP

                                        By: The Special Opportunities Group LLC,
                                            its General Partner


                                        By: /s/ Christopher B. Miller
                                            ------------------------------------
                                        Name: Christopher B. Miller
                                        Title: CEO


                                        WINSTON/THAYER PARTNERS, L.P.


                                        By: /s/ Michael A. Bluestein
                                            ------------------------------------
                                        Name: Michael A. Bluestein
                                        Title: Principal


                                        MARCONI CAPITAL LIMITED

                                        By: /s/ Kevin David Smith
                                            ------------------------------------
                                        Name: Kevin David Smith
                                        Title: Director

AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of July 31, 2006 (this "Amendment"), is made and entered into by and among IPG Photonics Corporation, a Delaware corporation (the "Company"), the stockholders of the Company identified as such on the signature pages hereto (the "Founders"), IP Fibre Devices Ltd., a U.K. company ("Fibre Devices"), the persons identified on the signature pages to the Series B Preferred Stockholders Agreement (as defined below) as the Investors and any assignees or transferees thereof. Capitalized terms used herein but otherwise not defined shall have the meaning given to such terms in the Series B Preferred Stockholders Agreement.

     WHEREAS, the Stockholders, the Investors and the Company have entered into that certain Stockholders Agreement, dated as of August 30, 2000, amended such agreement on August 13, 2003, and amended further on December 21, 2005 (as amended, the "Series B Preferred Stockholders Agreement"); and

     WHEREAS, the Company and the Investors have negotiated certain changes to the rights of the Investors in connection with amendments to the Company's Certificate of Incorporation and the Warrants held by the Investors; and

     WHEREAS, the Investors and the Investors have agreed to amend certain provisions of the Series B Preferred Stockholders Agreement to allow repayments of loans from Fibre Devices provides that certain conditions are met.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Section 1.4 The definition of "Qualified Public Offering" in Section 1.4 of the Series B Preferred Stockholders Agreement shall be amended in its entirety by replacing it with the following:

          "QPO" or "Qualified Public Offering" shall mean an underwritten public offering to the public by the Company that would constitute a QPO or Qualified Public Offering as defined in Article Fourth, Section B.6.2 of the Certificate of Incorporation of the Company, as amended from time to time.

     2 Amendment to Section 3.1. The second paragraph of Section 3.1 of the Series B Stockholders Agreement shall be amended by amending clause (i) in the first sentence as follows:

          (i) the issuance of up to an aggregate of shares of Common Stock (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, stock distribution, stock dividend or similar event issued or issuable in connection with, or upon the exercise of, options or other awards granted or to be granted to employees, officers, directors or consultants of the Company pursuant to the following plans: (A) the Company's 2000 Incentive Compensation Plan up to 8,750,000 shares, (B) the Company's 2006 Incentive Compensation Plan up to 6,000,0000 shares and (C) the Company's Non-Employee Directors Stock Plan up to 250,000 shares (collectively, the "Plans"), each in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to any of such Plans or any other equity incentive plan approved by a Majority Interest ("Excluded Shares"), plus such number of Excluded Shares that are repurchased by the Company from such Persons after August 30, 2000 in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended from time to time, pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (appropriately adjusted to reflect the occurrence of any event described in Section A.7(b) of the Company's Amended and Restated Certificate of Incorporation) paid to such Persons to the Company therefore,

     3. Amendment to Section 4.15. Section 4.15 of the Series B Preferred Stockholders Agreement shall be amended in its entirety by replacing it with the following:

          Section 4.15 Asset Transfer. Fibre Devices agrees to transfer to the Company as soon as possible after the date hereof all of the intellectual property assets that it holds on terms and conditions reasonably satisfactory to the Investors and, that $1,600,000 principal amount of a loan to the Company from Fibre Devices outstanding as of August 1, 2003, shall not be repaid to Fibre Devices until the earlier of (i) the capital invested in the Company by the holders of the Convertible Preferred Stock shall be returned to them and then such loan from Fibre Devices may be repaid only pro rata with the return of capital to such Investors, (ii) the Convertible Preferred Stock shall be converted into Common Stock, or (iii) a majority of the Convertible Preferred Stock shall be sold or transferred to third parties which are not Affiliates of the Investors; provided that the Company, at any time, may repay the entire amount of the loan due to Fibre Devices outstanding, plus interest, (the "IPFD Loan") pursuant to an exchange in which the Company exchanges a promissory note, plus interest, made by Valentin
          P. Gapontsev payable to the Company (the "Gapontsev Note") with Valentin P. Gapontsev for (A) the IPFD Loan and (B) cash in an amount equal to principal and interest owing under Gapontsev Note less the principal and interest owing under IPFD Loan as of the date of the exchange..

     4. No Waiver; Representations. Nothing in this Amendment shall constitute a waiver by the Investors or the Company of any breach or default on the part of the other party to the Series B Preferred Stockholders Agreement. Each of the Investors and the Company represent and warrant that the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or other action, and do not contravene any of their governing or organizational documents or any material contracts to which they are a party.

     5. Governing Law. The validity, construction and enforceability of this Amendment shall be governed in all respects by the internal laws (as opposed to conflict provisions) of the State of New York.

     6. No Other Agreements. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and preempts all prior agreements, understandings or representations, both written and oral, between the parties with respect to the subject matter hereof.

     7. Effect. Except as amended hereby, the Series B Preferred Stockholders Agreement shall remain in full force and effect in accordance with its terms.

     8. Counterparts. The parties may execute multiple counterparts of this Amendment. Each executed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto caused this Amendment to Stockholders Agreement to be duly executed as of the date first written above.

                                        COMPANY:


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Chairman & CEO


                                        FOUNDERS:


                                        /s/ Valentin P. Gapontsev
                                        ----------------------------------------
                                        Valentin P. Gapontsev


                                        /s/ Denis V. Gapontsev
                                        ----------------------------------------
                                        Denis V. Gapontsev


                                        /s/ Igor Samartsev
                                        ----------------------------------------
                                        Igor Samartsev


                                        /s/ Eugene Shcherbakov
                                        ----------------------------------------
                                        Eugene Scherbakov


                                        /s/ Nikolai Platanov
                                        ----------------------------------------
                                        Nikolai Platanov


                                        /s/ Valentin Fomine
                                        ----------------------------------------
                                        Valentin Fomine


                                        IP FIBRE DEVICES, LTD.


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: Managing Director

                                        HOLDERS:

                                        TA IX, L.P.
                                        By: TA Associates IX LLC, Its General
                                            Partner

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA/ADVENT VIII L.P.
                                        By: TA Associates VIII LLC, Its General
                                            Partner

                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA/ATLANTIC AND PACIFIC IV L.P.
                                        By: TA Associates AP IV L.P., Its
                                            General Partner


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA EXECUTIVES FUND LLC
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director


                                        TA INVESTORS LLC
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                        Name: Michael C. Child
                                        Title: Managing Director